[LOGO]
                         SHAKER
                               FUND


                        ANNUAL REPORT

                        MARCH 31, 2003


--------------------------------------------------------------------------------

                                     [IMAGE]

SHAKER FUND


TABLE OF CONTENTS
-------------------------------------------------------------------------------



A Message to Our Shareholders...............................................1

Performance Charts and Analysis.............................................3

Schedule of Investments.....................................................4

Statement of Assets and Liabilities.........................................5

Statement of Operations.....................................................6

Statements of Changes in Net Assets........................................ 7

Financial Highlights........................................................8

Notes to Financial Statements..............................................10

Independent Auditors' Report...............................................14

Tax Information and Trustees and Officers..................................15

                                                                    SHAKER FUND


                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                                 MARCH 31, 2003
-------------------------------------------------------------------------------



Dear Investor:

For most of Shaker Fund's (the "Fund") fiscal year, growth stocks were out of favor with investors, who lacked confidence in the operations of growth companies. Most growth companies continued to under-perform and report earnings shortfalls during this period, which made for a challenging investing environment. Indeed, for the year that ended March 31, 2003, all of the major stock market indices suffered substantial declines.

However, we cautiously believe that the stock market is well positioned to produce modest but positive returns for many investors over the next fiscal year. In time, the market will turn its attention to growth stocks, as investors recognize that many companies have done a good job cutting costs, which should result in improved profitability. Furthermore, we expect that growth stocks will benefit as investors respond positively to the reduction in geopolitical tensions, and become disenchanted with low money market rates. The first beneficiaries of this return to equities should be stronger companies that continue to gain market share and reduce their inventories and operating costs.

As the Fund's portfolio manager, I anticipated a stock market rebound after the recession. Therefore, the Fund was invested in a number of companies that typically benefit from increased capital spending. Unfortunately, even after the recession ended, the stock market did not display the normal rebound of prior recessions. In fact, the market continued to fall, as investors chose to avoid growth opportunities for safer investments such as bonds and money market accounts. As a result, the Funds' Intermediary Shares were down (42.89%) for the fiscal year ending March 31, 2003.

In the two most recent quarters, however, our investment approach and process have produced positive returns that have significantly outperformed our benchmark. This approach has also helped our investors enjoy attractive returns for most periods since our firm's inception, more than 11 years ago. We will continue to maintain our disciplined process, which includes employing investment themes driven by four macro issues: a top down economic review; demographics; industry trends affecting sector growth rates; and developments within the technical and scientific media. This process also includes identifying potential, individual holdings by a) visiting the senior management of specific companies; b) talking with industry contacts; c) attending trade and brokerage research conferences; d) consulting with our venture capital and entrepreneur network; e) reading business publications and searching information databases; and f) tracking Wall Street research.

Those companies worthy of further consideration are subjected to intensive analysis, seeking to ensure that they possess 11 attributes that we believe are characteristic of superior growth companies. These include a) revenue growth for both the company and the industry; b) a sustainable competitive advantage; c) a strong management team; d) market leadership; e) a focused business model; f) many customers and/or many products; g) quality leadership in those products and services; h) new products and service development; i) positive earnings or cash flow; j) conservative financial statements; and k) significant insider ownership. These factors, combined with defined portfolio construction parameters and a stringent sell discipline, help guide the management of the Fund.

SHAKER FUND


A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2003
-------------------------------------------------------------------------------



Over this past fiscal year, three trends that affected the Fund's investments were the impact of low interest rates on mortgages, the continued success of selected specialty retailers, and the reduction in corporate capital spending. Early in our fiscal year we invested in mortgage related stocks that benefited from the low interest rate refinancing boom. The Fund also continued to hold securities of companies in several of the technology industries such as semiconductors, software and networking, which were hurt by the continued reluctance of corporations to resume capital spending.

In the past 12 months, we chose to avoid companies with excessively high debt burdens, because we believed that they would pose a greater investment risk during a prolonged economic downturn. We also sought out companies that produced higher positive cash flows than their peers. The following securities helped our Fund's performance: Semtech, Power Integrations, Abercrombie & Fitch, Fidelity National Financial, Caremark Rx, and Fair Isaac/HNC. (the Fund owned HNC Software, which was acquired by Fair Isaac to become one of the biggest providers of predictive modeling software in reducing credit fraud and losses for all types of companies.) Securities that hurt our Fund's performance included Brocade Communications, Retek, Adelphia Communications, International Rectifier, and Peregrine Systems.

As noted above, we remain confident in the ability of our investment approach to produce long-term, attractive returns, and we are cautiously optimistic that investors will begin to find opportunities once again in growth stocks. We thank you for your patience, and look forward to helping you build wealth for the long term.

Sincerely,

/s/ Edward P. Hemmelgarn

Edward P. Hemmelgarn
Portfolio Manager, Shaker Funds

THE VIEWS IN THIS LETTER ARE THOSE OF THE FUND'S MANAGER AS OF MARCH 31, 2003 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE FUND INVESTS IN SMALL-CAP AND MID-CAP COMPANIES. INVESTMENTS IN THESE COMPANIES MAY INVOLVE GREATER RISKS, SUCH AS LIMITED PRODUCT LINES, MARKETS, AND FINANCIAL OR MANAGERIAL RESOURCES. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. (05/03).

                                                                     SHAKER FUND


                                                 PERFORMANCE CHARTS AND ANALYSIS
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


The following chart reflects the change in value of a hypothetical $10,000 investment, including (i) sales charges, in Intermediary, A, B and C Shares (if applicable) and (ii) reinvested dividends and distributions compared with a broad-based securities market index, since the Fund's inception. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return of each share class includes sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charge structures and class expenses. During the Period, Fund fees were waived or expenses reimbursed; otherwise, retuurns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT
SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


          INTERMEDIARY, A, B AND C SHARES VS RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03*  ONE YEAR  SINCE INCEPTION (4/27/01)
------------------------------------------  --------  -------------------------
Intermediary Shares                         (42.89%)      (33.03%)
A Shares                                    (46.44%)      (35.35%)
B Shares                                    (46.02%)      (34.84%)
C Shares                                    (43.74%)      (33.43%)
Russell 2000 Growth Index                   (31.63%)      (20.32%)


INVESTMENT VALUE ON 3/31/03
---------------------------
Intermediary Shares                          $4,620
A Shares                                     $4,317
B Shares                                     $4,382
C Shares                                     $4,567
Russell 2000 Growth Index                    $6,456


* Performance for Class A Shares reflect the deduction of the maximum 5.75% front-end sales charge. Class B and C Shares commenced operation on December 11 and December 7, 2001, respectively. Returns prior to these dates are for Class A Shares, adjusted for higher expenses applicable to Class B and C Shares as well as their maximum contingent deferred sales charge (CDSC). The CDSC for C Shares is 1% in the first year and eliminated thereafter. The CDSC for B Shares is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. B Shares convert to A Shares in the ninth year.


[EDGAR REPRESENTATION OF BAR CHART:

               INTERMEDIARY SHARES    A SHARES    B SHARES    C SHARES    RUSSELL 2000(R)GROWTH
  4/27/2001           10,000            9,425      10,000      10,000           10,000
  4/30/2001           10,370            9,774      10,369      10,370           10,099
  5/31/2001           10,140            9,548      10,125      10,125           10,333
  6/30/2001           10,520            9,896      10,491      10,492           10,614
  7/31/2001            9,610            9,039       9,578       9,579            9,709
  8/31/2001            8,290            7,794       8,256       8,257            9,103
  9/30/2001            6,240            5,872       6,216       6,217            7,634
 10/31/2001            7,310            6,880       7,281       7,283            8,368
 11/30/2001            8,570            8,058       8,524       8,526            9,067
 12/31/2001            8,740            8,219       8,693       8,695            9,631
  1/31/2002            8,430            7,917       8,384       8,376            9,289
  2/28/2002            7,240            6,795       7,197       7,190            8,687
  3/31/2002            8,090            7,597       8,035       8,037            9,443
  4/30/2002            7,550            7,088       7,496       7,489            9,238
  5/31/2002            7,020            6,588       6,968       6,970            8,698
  6/30/2002            5,710            5,353       5,662       5,664            7,960
  7/31/2002            4,870            4,571       4,835       4,826            6,737
  8/31/2002            4,700            4,401       4,655       4,657            6,734
  9/30/2002            4,050            3,789       4,007       4,009            6,247
 10/31/2002            4,530            4,241       4,486       4,477            6,563
 11/30/2002            5,210            4,873       5,154       5,155            7,214
 12/31/2002            4,520            4,232       4,476       4,467            6,717
  1/31/2003            4,640            4,336       4,586       4,587            6,534
  2/28/2003            4,650            4,345       4,596       4,587            6,360
  3/31/2003            4,620            4,317       4,382       4,567            6,456  ]


See Notes to Financial Statements.                                             3

SHAKER FUND


SCHEDULE OF INVESTMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

 SHARE               SECURITY                                SHARE              SECURITY
 AMOUNT            DESCRIPTION                   VALUE       AMOUNT            DESCRIPTION                      VALUE
 ------  ------------------------------          -----       ------ -----------------------------------         -----

COMMON STOCK  (99.6%)                                       PHARMACEUTICALS & BIOMEDICAL TECHNOLOGY (15.0%)
BUSINESS SERVICES  (3.1%)                                    16,060 AmerisourceBergen Corp.                 $  843,150
   28,800 Getty Images, Inc. +                 $  790,848    65,970 Cell Therapeutics, Inc. +                  546,891
                                            -------------    19,500 Diversa Corp. +                            182,520
                                                             41,300 Invitrogen Corp. +                       1,265,019
COMPUTER SOFTWARE & SYSTEMS (16.0%)                         161,600 Qiagen NV +                                945,360
    2,000 BMC Software, Inc. +                     30,180                                                  ------------
   39,370 Cerner Corp. +                        1,274,801                                                    3,782,940
  105,100 Eclipsys Corp. +                        837,752                                                  ------------
   95,410 Retek, Inc. +                           550,516
   21,490 Symantec Corp. +                        841,978
   27,960 Veritas Software Corp. +                491,537   PRODUCER DURABLES, CONSTRUCTION (0.2%)
                                            -------------    18,550 MasTec, Inc. +                              41,738
                                                4,026,764                                                  ------------
                                            -------------
CONSUMER DISCRETIONARY (11.0%)                              SEMICONDUCTORS, COMMMUNICATION/
   22,810 Abercrombie & Fitch Co. +               684,984   COMPUTING (10.9%)
   36,000 Furniture Brands International, Inc. +  704,160     9,540 Broadcom Corp. Class A +                   117,819
   34,100 Linens 'n Things, Inc. +                692,912    52,400 Intersil Corp. Class A +                   815,344
   15,000 Ultimate Electronics, Inc. +            119,250     7,100 PLX Technology, Inc. +                      16,898
   67,300 VeriSign, Inc. +                        588,202    38,900 Semtech Corp. +                            589,335
                                             -------------   51,740 Xilinx, Inc. +                           1,211,233
                                                2,789,508                                                  ------------
                                             -------------                                                   2,750,629
ENERGY & ENERGY SERVICES (2.9%)                                                                            ------------
   24,800 GlobalSantaFe Corp.                     512,120
   27,570 Swift Energy Co. +                      234,621
                                             -------------  SEMICONDUCTORS, CONSUMER/INDUSTRIAL (14.5%)
                                                  746,741    53,290 International Rectifier Corp. +          1,048,214
                                             -------------   16,885 Linear Technology Corp.                    521,240
                                                             49,350 Microchip Technology, Inc.                 982,065
FINANCIAL SERVICES (10.2%)                                   31,320 Monolithic System Technology, Inc. +       220,493
   25,900 Arthur J. Gallagher                     635,845    20,900 Power Integrations, Inc. +                 433,257
   51,660 Concord EFS, Inc. +                     485,604    73,940 RF Micro Devices, Inc. +                   445,784
   28,400 Fair Isaac Corp.                      1,443,288                                                  ------------
                                             -------------                                                   3,651,053
                                                2,564,737                                                  ------------
                                             -------------
HEALTHCARE SERVICES (8.0%)                                  TELECOMMUNICATIONS (1.4%)
   67,840 Caremark Rx, Inc. +                   1,231,296    40,810 Flextronics International, Ltd. +          355,863
   32,060 McKesson Corp.                          799,256                                                  ------------
                                             -------------  TOTAL COMMON STOCK
                                                2,030,552   (Cost $25,839,354)                              25,153,051
                                             -------------                                                 ------------
LEISURE PRODUCTS & SERVICES (3.2%)
   10,080 Callaway Golf Co.                       119,751   SHORT-TERM INVESTMENT  (1.2%)
   45,300 Royal Caribbean Cruises, Ltd.           680,859    294,540 Deutsche Cash Management Fund
                                             -------------           (Cost $294,540)                           294,540
                                                  800,610                                                  ------------
                                             -------------  TOTAL INVESTMENTS IN SECURITIES (100.8%)
                                                             (Cost $26,133,894)                           $ 25,447,591
MATERIALS AND PROCESSING (1.5%)                              Other Assets and Liabilities, Net (-0.8%)        (200,063)
   37,600 RPM International, Inc.                 394,800                                                 ------------
                                             -------------  TOTAL NET ASSETS (100.0%)                     $ 25,247,528
NETWORK & COMMUNICATIONS TECHNOLOGY (1.7%)                                                                =============
  87,350 Brocade Communications
         Systems, Inc. +                          426,268
                                             ------------

--------------------------------------------------------
+  Non-income producing security.


4                                             See Notes to Financial Statements.

                                                                     SHAKER FUND


                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

ASSETS
     Total investments at value (Cost $26,133,894) (Note 2)                                          $ 25,447,591

     Receivables:
          Fund shares sold                                                                                 39,417
          Interest and dividends                                                                            8,594
                                                                                                     ------------
Total Assets                                                                                           25,495,602
                                                                                                     ------------
LIABILITIES
     Payables:
          Investment Securities purchased                                                                 171,994
          Fund shares redeemed                                                                              4,862
     Accrued Liabilities:
          Investment advisory fees (Note 3)                                                                 4,363
          Administration fees (Note 3)                                                                      4,152
          Shareholder servicing fees (Note 3)                                                                 989
          Accounting fees (Note 3)                                                                          2,020
          Distribution fees (Note 3)                                                                        2,458
          Transfer agency fees (Note 3)                                                                    32,323
          Custody fees (Note 3)                                                                             1,386
          Other                                                                                            23,527
                                                                                                     ------------
Total Liabilities                                                                                         248,074
                                                                                                     ------------
NET ASSETS                                                                                           $ 25,247,528
                                                                                                     ============

COMPONENTS OF NET ASSETS
     Paid-in capital                                                                                 $ 36,293,691
     Accumulated net realized loss                                                                    (10,359,860)
     Net unrealized depreciation of investments                                                          (686,303)
                                                                                                     ------------
NET ASSETS                                                                                           $ 25,247,528
                                                                                                     ============
NET ASSET VALUE PER SHARE:
     Intermediary Shares - based on net assets of  $15,300,452 and 3,309,527 shares outstanding (a)  $       4.62
                                                                                                     ============
     A Shares* - based on net assets of $8,947,530 and 1,952,986 shares outstanding                  $       4.58
                                                                                                     ============
     A Shares Maximum Public Offering Price Per Share (net asset value per share / 94.25%)           $       4.86
                                                                                                     ============
     B Shares* - based on net assets of $456,691 and  99,719 shares outstanding                      $       4.58
                                                                                                     ============
     C Shares* - based on net assets of $542,855 and 118,575 shares outstanding                      $       4.58
                                                                                                     ============
--------------------------------------------------------------------------------

 *   Redemption price may be reduced by applicable sales charges (Note 1).
(a)  Effective  June  4,  2002,   Institutional   Shares  changed  its  name  to
     Intermediary Shares.


See Notes to Financial Statements.                                            5





SHAKER FUND


STATEMENT OF OPERATIONS
MARCH 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
       Dividend income                                                                                   $ 81,357
       Interest income                                                                                     18,485
                                                                                                     ------------
       Total Investment Income                                                                             99,842
                                                                                                     ------------
EXPENSES
       Investment advisory fees (Note 3)                                                                  243,725
       Administration fees (Note 3)                                                                        46,157
       Shareholder servicing fees (Note 3)
            Intermediary Shares (a)                                                                         2,409
            A Shares                                                                                       29,218
            B Shares                                                                                        1,103
            C Shares                                                                                        1,462
       Distribution fees (Note 3)
            A Shares                                                                                       29,218
            B Shares                                                                                        3,310
            C Shares                                                                                        4,385
       Transfer agency fees (Note 3)
            Intermediary Shares (a)                                                                        24,233
            A Shares                                                                                       35,841
            B Shares                                                                                       24,406
            C Shares                                                                                       24,320
       Custody fees (Note 3)                                                                               11,598
       Accounting fees (Note 3)                                                                            85,216
       Compliance fees                                                                                     35,923
       Auditing fees                                                                                       16,300
       Legal fees                                                                                           8,604
       Trustees fees and expenses                                                                             857
       Reporting expenses                                                                                  11,673
       Miscellaneous expenses                                                                               6,629
                                                                                                     ------------
TOTAL EXPENSES                                                                                            646,587
       Fees waived and expenses reimbursed (Note 4)                                                      (216,289)
                                                                                                     ------------
NET EXPENSES                                                                                              430,298
                                                                                                     ------------
NET INVESTMENT LOSS                                                                                    $ (330,456)
                                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
       Net realized loss on investments                                                                (8,462,282)
       Net change in unrealized depreciation of investments                                              (953,727)
                                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                        (9,416,009)
                                                                                                     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                           $ (9,746,465)
                                                                                                     ============

--------------------------------------------------------------------------------
(a) Effective June 4, 2002, Institutional Shares changed their name to Intermediary Shares.

6                                             See Notes to Financial Statements.

                                                                     SHAKER FUND


                                             STATEMENTS OF CHANGES IN NET ASSETS
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                                         Year Ended          Period Ended
                                                                                       March 31, 2003      March 31, 2002 (a)
                                                                                     -----------------     ------------------
OPERATIONS
     Net investment loss                                                                   $ (330,456)         $ (238,655)
     Net realized loss on investments                                                      (8,462,282)         (1,897,578)
     Net change in unrealized appreciation/(depreciation) of investments                     (953,727)            470,379
                                                                                         ------------         ------------
     Net Decrease in Net Assets from Operations                                            (9,746,465)         (1,665,854)
                                                                                         ------------         ------------
CAPITAL SHARE TRANSACTIONS
     Sale of shares
          Intermediary Shares (b)                                                          13,778,769             713,810
          A Shares                                                                          5,422,362          19,752,031
          B Shares                                                                            279,245             463,748
          C Shares                                                                            687,737             506,445
     Issuance of shares due to acquisition (Note 6)
          Intermediary Shares (b)                                                                   -           7,696,125
          A Shares                                                                                  -                 100
     Redemption of shares
          Intermediary Shares (b)                                                          (2,771,299)         (1,320,672)
          A Shares                                                                         (6,824,586)         (1,442,834)
          B Shares                                                                            (35,444)                  -
          C Shares                                                                           (245,690)                  -
                                                                                         ------------         ------------
     Net increase from capital share transactions                                          10,291,094          26,368,753
                                                                                         ------------         ------------
   Net Increase in Net Assets                                                                 544,629          24,702,899

NET ASSETS
     Beginning of Period                                                                   24,702,899                   -
                                                                                         ------------         ------------
     End of Period (A)                                                                   $ 25,247,528        $ 24,702,899
                                                                                         ============         ============
SHARE TRANSACTIONS
     Sale of shares
          Intermediary Shares (b)                                                           3,212,404              91,286
          A Shares                                                                          1,075,571           2,411,803
          B Shares                                                                             50,154              57,144
          C Shares                                                                             97,367              60,613
     Issuance of shares due to acquisition (Note 6)
          Intermediary Shares (b)                                                                   -             769,612
          A Shares                                                                                  -                  10
     Redemption of shares
          Intermediary Shares (b)                                                            (613,118)           (150,657)
          A Shares                                                                         (1,356,616)           (177,781)
          B Shares                                                                             (7,579)                  -
          C Shares                                                                            (39,405)                  -
                                                                                         ------------         ------------
     Net Increase in Shares                                                                 2,418,778           3,062,030
                                                                                         ============         ============
     (A) Accumulated Net Investment Loss                                                          $ -                 $ -
                                                                                         ============         ============

-------------------------------------------------------------------------------
(a) Intermediary Shares and A Shares commenced operations on April 27, 2001. Effective November 5, 2001, Investor Shares changed their name to A Shares. B Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively (Note 1).

(b) Effective June 4, 2002, Institutional Shares changed their name to Intermediary Shares.


See Notes to Financial Statements.                                             7

SHAKER FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                                            NET REALIZED
                                                BEGINNING                       AND           ENDING
                                                NET ASSET       NET          UNREALIZED      NET ASSET
                                                VALUE PER    INVESTMENT         LOSS         VALUE PER       TOTAL
                                                  SHARE         LOSS       ON INVESTMENTS      SHARE      RETURN (C)
                                                ---------    ----------    --------------    ---------    ----------
INTERMEDIARY SHARES (A)
------------------------
April 1, 2002 to March 31, 2003                   $ 8.09      $ (0.07)        $ (3.40)        $ 4.62       (42.89%)
April 27, 2001 (b) to March 31, 2002               10.00        (0.12)          (1.79)          8.09       (19.10%)

A SHARES (F)
------------
April 1, 2002 to March 31, 2003                     8.06        (0.10)          (3.38)          4.58       (43.18%)
April 27, 2001 (b) to March 31, 2002               10.00        (0.07)          (1.87)          8.06       (19.40%)

B SHARES
--------
April 1, 2002 to March 31, 2003                     8.06        (0.06)          (3.42)          4.58       (43.18%)
December 11, 2001 (b) to March 31, 2002             8.95        (0.02)          (0.87)          8.06        (9.94%)

C SHARES
--------
April 1, 2002 to March 31, 2003                     8.06        (0.06)          (3.42)          4.58       (43.18%)
December 7, 2001 (b) to March 31, 2002              9.03        (0.02)          (0.95)          8.06       (10.74%)




-------------------------------------------------------------------------------
(a)  Effective  June  4,  2002,  Institutional  Shares  changed  their  name  to
     Intermediary Shares.

(b)  Commencement of operations.

(c)  Does not include the applicable sales load (Note 1).

(d) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements (Note 4).

(e)  Annualized.

(f)  Effective November 5, 2001,  Investor Shares changed their name to A Shares
     (Note 1).

8                                             See Notes to Financial Statements.





                                                                     SHAKER FUND


                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




                                                                                    RATIOS TO AVERAGE
                                                                                        NET ASSETS
                                                                   --------------------------------------------
                                                 NET ASSETS AT        NET                                      PORTFOLIO
                                                 END OF PERIOD    INVESTMENT         NET         GROSS         TURNOVER
                                                (000'S OMITTED)      LOSS         EXPENSES      EXPENSES (D)     RATE
                                                 -------------    ----------     ---------      -----------     ------
INTERMEDIARY SHARES (A)
------------------------
April 1, 2002 to March 31, 2003                    $ 15,300          (1.18%)        1.65%           2.34%          67%
April 27, 2001 (b) to March 31, 2002                  5,746          (1.48%)        1.90% (e)       3.31% (e)      61%

A SHARES (F)
------------
April 1, 2002 to March 31, 2003                       8,948          (1.72%)        2.15%           2.85%          67%
April 27, 2001 (b) to March 31, 2002                 18,008          (1.72%)        2.15% (e)       3.19% (e)      61%

B SHARES
--------
April 1, 2002 to March 31, 2003                         457          (1.80%)        2.25%           9.95%          67%
December 11, 2001 (b) to March 31, 2002                 461          (1.84%)        2.25% (e)      28.00% (e)      61%

C SHARES
--------
April 1, 2002 to March 31, 2003                         543          (1.77%)        2.20%           8.21%          67%
December 7, 2001 (b) to March 31, 2002                  488          (1.81%)        2.20% (e)      27.32% (e)      61%




See Notes to Financial Statements.                                             9

SHAKER FUND


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

This report relates to the Shaker Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers four classes of shares:
Intermediary Shares (prior to June 4, 2002, known as Institutional Shares), A Shares (prior to November 5, 2001, known as Investors Shares), B Shares and C Shares. Intermediary Shares and A Shares commenced operations on April 27, 2001, after the Fund acquired the net assets of certain individual accounts managed by Shaker Management, Inc. (now known as Shaker Investments, LLC), and its affiliate, Shaker Investments, Inc., in exchange for Fund shares. B Shares and C Shares commenced operations on December 11, 2001, and December 7, 2001, respectively. A Shares generally provide for a front-end sales charge while B Shares and C Shares provide for a contingent deferred sales charge. B Shares automatically convert to A Shares nine years from the end of the calendar month in which the Fund accepted your purchase. No sales charges are assessed with respect to Intermediary Shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its related net assets.

The Fund seeks long-term capital appreciation by investing primarily in the common stock of domestic growth companies.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and ask prices. Debt instruments that mature in sixty days or less may be valued at amortized cost. Debt instruments that mature in more than sixty days are valued based upon prices furnished by dealers maintaining an active market in such securities.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-end regulated investment companies are valued at net asset value.

                                                                     SHAKER FUND

                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income, if any are distributed quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

The capital loss carryover available to offset future capital gains, as of March 31, 2003 was $347,400, expiring in March 2010 and $7,059,582, expiring in March 2011.

For tax purposes, the Fund has current year deferred post-October losses of $2,303,443. This loss will be recognized for tax purposes on the first business day of the Fund's following tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

      Accumulated Net Investment Income............$ 330,456

      Paid-in-Capital.............................. (330,456)

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets. Each share of each class of the Fund represents an undivided, proportionate interest in the Fund.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include shareholder servicing fees, distribution fees, transfer agency fees and certain expenses determined by the Trust's Board.

SHAKER FUND


NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2003
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
        PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is Shaker Investments, L.L.C. (the "Adviser"). For its services, the Adviser receives an advisory fee from the Fund at an annual rate of 1.10% of the Fund's average daily net assets. The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses of Intermediary Shares, A Shares, B Shares and C Shares do not exceed 1.65%, 2.15%, 2.25%, 2.20%, respectively, of that class's average daily net assets through July 31, 2003. Effective April 1, 2003, the Adviser began voluntarily waiving its fee and reimbursing expenses so that total annual operating expenses of Intermediary Shares and A Shares do not exceed 1.45% and 1.65%, respectively, of the class' average daily net assets. On May 14, 2003, the Adviser amended its contractual waiver and reimbursement agreement within the trust so that the total annual operating expense of Intermediary Shares and A Shares, B Shares and C Shares will not exceed 1.45%, 1.65%, 2.25% and 2.20%, respectively, of that class' average daily net assets through July 31, 2004.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives, an administrative fee of $24,000 per year plus 0.10% of the Fund's average daily net assets.

TRANSFER AGENT - The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives $24,000 annually for the first share class, $21,600 annually for each additional share class, $24 per shareholder account annually, and certain out-of-pocket expenses.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") for Intermediary Shares, A Shares, B Shares and C Shares under which the Trust pays FAdS a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each of Intermediary Shares, A Shares, B Shares, and C Shares. FAdS may pay any or all of these fees to the Adviser or other financial institutions that provide shareholder servicing to their customers who invest in the Fund. On June 4, 2002, the shareholder servicing fee was eliminated for Intermediary Shares. The plan obligates the Fund to pay FadS compensation for FadS' services and not as reimbursement for certain expenses incurred.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to A Shares, B Shares and C Shares, under which the Trust pays FFS a distribution fee at an annual rate of up to 0.25% of the average daily net assets of A Shares and up to 0.75% of the average daily net assets of each of B Shares and C Shares. FFS may pay any or all amounts of these payments to various institutions, including the Adviser, that provide distribution or shareholder servicing to their customers who invest in the A Shares, B Shares or C Shares. The Distribution Plan obligates the Fund to pay FFS compensation for FFS's services and not as reimbursement for certain expenses incurred. For the year ended March 31, 2003, FFS received $28,992 (net of $226 waiver), $3,310, $4,385 for the A Shares, B Shares and C Shares, respectively.

For the year ended March 31, 2003, FFS did not retain any commissions from the purchases of the Fund.

OTHER SERVICE PROVIDERS - The Fund's fund accountant is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives a fee of $45,000 per year, $12,000 per year for each additional share class above one, 0.01% of the

                                                                     SHAKER FUND

                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------



Fund's average daily net assets, plus certain out-of-pocket expenses. The custodian is Forum Trust, LLC, to which the Fund pays a maintenance fee of $3,600 per year, 0.01% of the Fund's average daily net assets, certain other transactional fees, and certain out-of-pocket expenses.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies.

NOTE 4.  WAIVER OF FEES

The Adviser contractually agreed to waive fees of $128,975 and reimbursed certain expenses totaling $71,004 for the year ended March 31, 2003. For the same period, FAdS voluntarily waived shareholder service fees totaling $16,084. FFS voluntarily waived distribution fees totaling $226.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $25,008,251 and $14,044,592, respectively, for the year ended March 31, 2003.

For federal income tax purposes, the tax basis of investment securities owned as of March 31, 2003, was $26,783,329, and the net unrealized depreciation of investment securities was $1,335,738. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,228,864, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $3,564,602.

NOTE 6.  ACQUISITION

On April 27, 2001, the Fund acquired all of the net assets of certain individual accounts managed by Shaker Management, Inc. and/or its affiliate Shaker Investments, Inc. The net assets and unrealized loss from the accounts immediately prior to acquisition were $7,696,225, and $202,955, respectively.

The Fund's net assets immediately after the acquisition were $7,696,225. Shares issued as part of the acquisition amounted to 769,622.

NOTE 7.  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years ended March 31, 2002 and 2003.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

     Unrealized Depreciation             ($1,335,738)
     Capital and Other Losses             (9,710,425)
                                         -----------
     Total                              ($11,046,163)
                                        =============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

SHAKER FUND


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of Shaker Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Shaker Fund (the "Fund"), a diversified series of the Forum Funds, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended March 31, 2003 and the period from April 27, 2001, commencement of operations, to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received by brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 16, 2003

                                                                     SHAKER FUND


                           TAX INFORMATION AND TRUSTEES AND OFFICERS (unaudited)
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - There were no ordinary income dividends paid by the Fund for the tax year ended March 31, 2003.

CAPITAL GAIN DIVIDENDS - There were no long-term capital gain dividends paid by the Fund for the tax year ended March 31,2003.

TRUSTEES AND OFFICERS OF THE TRUST

------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
                                                                                                NUMBER OF
                                                                                               PORTFOLIOS IN
                                POSITION                                                       FUND COMPLEX
            NAME,               WITH THE      LENGTH OF      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER DIRECTORSHIPS
       AGE AND ADDRESS            TRUST      TIME SERVED 2            PAST 5 YEARS               TRUSTEE 3         HELD BY TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
INTERESTED TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
John Y. Keffer 1               Chairman/    1989-Present    Member   and   Director,   Forum        28        Chairman/President,
Born:  July 15, 1942           President                    Financial  Group,  LLC (a mutual                     Monarch Funds
Two Portland Square                                         fund services holding company);                     (3 Portfolios)
Portland, ME 04101                                          Director,  various affiliates of
                                                            Forum   Financial   Group,   LLC
                                                            including  Forum Fund  Services,
                                                            LLC (Trust's underwriter)
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
DISINTERESTED TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
Costas Azariadis               Trustee      1989-Present    Professor of Economics,                 27        Trustee, Monarch Funds
Born:  February 15, 1943                                    University of California-Los                        (3 Portfolios)
Department of Economics                                     Angeles;
University of California                                    Visiting Professor of
Los Angeles, CA 90024                                       Economics, Athens University of
                                                            Economics and Business 1998 -
                                                            1999
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
James C. Cheng                 Trustee      1989-Present    President, Technology Marketing         27        Trustee, Monarch Funds
Born:  July 26, 1942                                        Associates                                          (3 Portfolios)
27 Temple Street                                            (marketing company for small
Belmont, MA 02478                                           and medium sized businesses in
                                                            New England)
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
J. Michael Parish              Trustee      1989-Present    Partner,  Wolfe,  Block,  Schorr        27        Trustee, Monarch Funds
Born:  November 9, 1943                                     and Solis-Cohen,  LLP (law firm)                     (3 Portfolios)
40 West 57th Street                                         since 2002;
New York, NY 10019                                          Partner,  Thelen  Reid &  Priest
                                                            LLP (law firm) 1995-2002
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------

                                                                              15




SHAKER FUND


TAX INFORMATION AND TRUSTEES AND OFFICERS (unaudited)
MARCH 31, 2003
--------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                               PORTFOLIOS IN
                                POSITION                                                       FUND COMPLEX
            NAME,               WITH THE      LENGTH OF      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY       OTHER DIRECTORSHIPS
       AGE AND ADDRESS            TRUST      TIME SERVED 2            PAST 5 YEARS               TRUSTEE 3         HELD BY TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
OFFICERS
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Thomas G. Sheehan               Vice        2000-Present  Director of Business                    N/A                  N/A
Born: July 17, 1954           President/                  Development, Forum Financial
Two Portland Square           Assistant                   Group, LLC since 2001;
Portland, ME 04101            Secretary                   Managing Director and Counsel,
                                                          Forum Financial Group, LLC 1993
                                                          - 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Lisa Weymouth                   Vice        2001-Present  Director and Manager, Forum             N/A                  N/A
Born:  May 4, 1968            President/                  Shareholder Services, LLC
Two Portland Square           Assistant                   (transfer agent);
Portland, ME 04101            Secretary                   Director, Forum Administrative
                                                          Services, LLC (mutual fund
                                                          administrator) since 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Stacey E. Hong                 Treasurer    2002-Present  Director, Forum Accounting              N/A                  N/A
Born:  May 10, 1966                                       Services, LLC since 1998, with
Two Portland Square                                       which he has been associated
Portland, ME 04101                                        since 1992
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Leslie K. Klenk                Secretary    1998-Present  Counsel, Forum Financial Group,         N/A                  N/A
Born:  August 24, 1964                                    LLC since 1998;
Two Portland Square                                       Associate General Counsel,
Portland, ME 04101                                        Smith Barney Inc. (brokerage
                                                          firm) 1993 - 1998
-----------------------------------------------------------------------------------------------------------------------------------

1 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency, and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, investment adviser to certain of the Trust's series.

2 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.

3 The Fund Complex includes the Trust and three other investment companies for which Forum Financial Group of companies provide services.

     The  Statement  of  Additional   Information  ("SAI")  contains  additional
     information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (888) 314-9048.

                                 TRANSFER AGENT

                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                           (888) 314-9048 (toll free)
                E-mail address: shaker-fund@forum-financial.com

                                  DISTRIBUTOR

                            Forum Fund Services, LLC
                               2 Portland Square
                             Portland, Maine 04101





        This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus.



                                [LOGO]SHAKER
                                           FUND

                                   Shaker Fund
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9048


                    Investment Company Act File No. 811-3023